Exhibit 10.25

FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
AMONG
DOUGLAS DYNAMICS HOLDINGS, INC.
AND
CERTAIN OF ITS
STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS
DATED AS OF JUNE 30, 2004

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (the “Amendment”), dated as of December 27, 2004, is being entered into by and among Douglas Dynamics Holdings, Inc., a Delaware corporation (the “Company”), Aurora Industrial Holdings LLC, a Delaware limited liability company, Ares Corporate Opportunities Fund, L.P., a Delaware limited partnership, and the holders of a majority in voting interests of the Common Stock and Preferred Stock, voting together as a single class, held by the Securityholders.  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Securityholders are parties to that certain Second Amended and Restated Securityholders Agreement dated as of June 30, 2004 (the “Agreement”);

WHEREAS, Aurora Industrial Holdings LLC (formerly known as Douglas Dynamics Holdings, LLC), the Class B Securityholder party to the Agreement, shall be dissolved contemporaneously with the execution of this Amendment and the Securities held by it shall be distributed to its members (each a Permitted Transferee), Aurora Equity Partners II L.P., a Delaware limited partnership, and Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership, each of which shall contemporaneously execute an Addendum to Securityholders Agreement agreeing to be designated a Securityholder and to be bound by the terms of the Agreement;

WHEREAS, in connection with such dissolution of Aurora Industrial Holdings LLC, the parties hereto desire to enter into this Amendment to amend the Agreement as set forth below; and

WHEREAS, pursuant to Section 13.2 of the Agreement, the Agreement may be amended, modified or supplemented by written agreement of the parties hereto.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A.                                    Amendment to the Agreement

1.                                       The following defined terms shall be added to Section 1.1 of the Agreement:

“AOEP II” means Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership.

“Aurora Entities” means AEP II and AOEP II.

2.                                       The defined term “Holdings” in Section 1.1 of the Agreement shall be deleted in its entirety.

3.                                       All references to “Holdings” in the Agreement shall be amended to refer to the “Aurora Entities.”

4.                                       Exhibit B of the Agreement shall be amended and restated in its entirety as set forth on Attachment A attached hereto and incorporated herein by reference.

B.                                     Miscellaneous

1.                                       Except as amended as set forth above, the Agreement shall continue in full force and effect.

2.                                       This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

[Signature Page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Second Amended and Restated Securityholders Agreement as of the date first written above.

COMPANY:

DOUGLAS DYNAMICS HOLDINGS, INC.

By:	/s/ James L. Janik
Name: James L. Janik
Title: President and Chief Executive Officer

SECURITYHOLDERS:

AURORA INDUSTRIAL HOLDINGS LLC

By:	/s/ R K Roeder
Name: Richard K. Roeder
Title: Secretary

ARES CORPORATE OPPORTUNITIES FUND, L.P.

By:	ACOF Management, L.P., its general partner

By:	ACOF Operating Manager, L.P., its general partner

By:	Ares Management Inc., its general partner

By:	/s/ Jeffrey Serota
Name: Jeffrey Serota
Title:

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ATTACHMENT A

EXHIBIT B

Class B Securityholders

as of December 27, 2004

Name and Address of Class B Securityholder	Number of Shares of Common Stock Owned	Number of Shares of Series A Preferred Stock Owned	Number of Shares of Series B Preferred Stock Owned	Number of Shares of Series C Preferred Stock Owned
Aurora Equity Partners II L.P. c/o Aurora Capital Group 10877 Wilshire Boulevard, Suite 2100 Los Angeles, CA 90024 Attn: Richard K. Roeder	296,070	5,581	One	None

Telephone No.: (310) 551-0101 Telecopy No.: (310) 277-5591

With copies of any notice to:

Gibson, Dunn & Crutcher LLP 333 S. Grand Avenue Los Angeles, CA 90071 Attn: Bruce D. Meyer, Esq.

Telephone No.: (213) 229-7979 Telecopy No.: (213) 229-7520

Name and Address of Class B Securityholder	Number of Shares of Common Stock Owned	Number of Shares of Series A Preferred Stock Owned	Number of Shares of Series B Preferred Stock Owned	Number of Shares of Series C Preferred Stock Owned
Aurora Overseas Equity Partners II, L.P. c/o Aurora Capital Group 10877 Wilshire Boulevard, Suite 2100 Los Angeles, CA 90024 Attn: Richard K. Roeder	3,930	74	None	None

Telephone No.: (310) 551-0101 Telecopy No.: (310) 277-5591

With copies of any notice to:

Gibson, Dunn & Crutcher LLP 333 S. Grand Avenue Los Angeles, CA 90071 Attn: Bruce D. Meyer, Esq.

Telephone No.: (213) 229-7979 Telecopy No.: (213) 229-7520